Third Amendment to
                           Credit Terms and Conditions


This Third Amendment ("Amendment") amends that certain Credit Terms and Conditions dated July 28, 1997 ("Agreement") and amended on October 30, 1997, and September 11, 1998, executed by PulsePoint Communications, formerly known as Digital Sound Corporation ("Borrower") in favor of Imperial Bank ("Bank") as follows:


1. Section B.5(a). is amended by replacing the figure "$15,000,000" with the figure "$10,000,000".


2. Sections B.5(b) and B.5(c) are deleted in their entirety.

3. Section B.5(e) is amended by replacing the word "monthly" with the word "quarterly".

4. Section B.5(f) is amended in its entirety to read as follows:

   "not sustain a loss, as measured in accordance with generally accepted accounting principles, of more than $2,500,000 for each of the periods ending March 31, 1999, and June 30, 1999, and of more than $1,000,000 for the period ending September 30, 1999."

5. Except as provided above, the Agreement remains unchanged.

6. This Amendment is effective as of March 31, 1999, and the parties hereby confirm that the Agreement as amended is in full force and effect.


PULSEPOINT COMMUNICATIONS ("Borrower")



BY:   /s/ B. Robert Suh
   ---------------------------------
      B.  Robert Suh
      Vice President and Chief Financial Officer


IMPERIAL BANK  ("Bank")




BY:   /s/ Clinton E. Anderson
   ---------------------------------
      Clinton E. Anderson
      Vice President





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